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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  May 21, 2003
                                 Date of Report
                        (Date of earliest event reported)


                    OCCUPATIONAL HEALTH + REHABILITATION INC
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

        0-21428                                             13-3464527
(Commission File Number)                      (IRS Employer Identification No.)


                           175 Derby Street, Suite 36
                            Hingham, Massachusetts             02043-5048
               (Address of principal executive offices)        (Zip Code)



                                 (781) 741-5175
              (Registrant's telephone number, including area code)

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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

          99.1 Press release issued by Occupational Health + Rehabilitation Inc dated May 21, 2003.


ITEM 9.   REGULATION FD DISCLOSURE

             This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

            On May 21, 2003, Occupational Health + Rehabilitation Inc issued a press release announcing its first quarter earnings. A copy of the press release is attached as Exhibit 99.1.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 21, 2003
                                OCCUPATIONAL HEALTH + REHABILITATION INC

                                By: /s/  John C. Garbarino
                                    ------------------------------
                                    John C. Garbarino
                                    President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit  No.         Description

99.1 Press release issued by Occupational Health + Rehabilitation Inc dated May 21, 2003